Alliance Bond Fund
U.S. Government
Portfolio

Semi-Annual Report
December 31, 2002

AllianceCapital [LOGO](R)
The Investment Professional's Choice

Investment Products Offered
==========================
  Are Not FDIC Insured
  May Lose Value
  Are Not Bank Guaranteed
==========================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
February 21, 2003

Dear Shareholder:
This report contains the investment activity, market overview and outlook for Alliance Bond Fund U.S. Government Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2002.

Investment Objective and Policies
This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results
The following table provides the performance results for the Portfolio for the six- and 12-month periods ended December 31, 2002. Also included in the table are the total returns for the Portfolio's benchmark, the Lehman Brothers (LB) Government Bond Index, which represents the U.S. government bond market, and the Lipper General U.S. Government Funds Average (the "Lipper Average").

   INVESTMENT RESULTS*
   Periods Ended December 31, 2002
                                      ============================
                                              Total Returns
                                      ============================
                                      6 Months           12 Months
------------------------------------------------------------------
   Alliance Bond
   Fund U.S.
   Government
   Portfolio
     Class A                            5.86%              9.21%
------------------------------------------------------------------
     Class B                            5.50%              8.44%
------------------------------------------------------------------
     Class C                            5.49%              8.44%
------------------------------------------------------------------
   Lehman
   Brothers
   Government
   Bond Index                           7.44%             11.50%
------------------------------------------------------------------
   Lipper
   General U.S.
   Government
   Funds Average                        5.99%              9.88%
------------------------------------------------------------------

   *The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

    The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in


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                                Alliance Bond Fund U.S. Government Portfolio o 1



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    securities  backed by the full faith and credit of the U.S. For the six- and
    12-month periods ended December 31, 2002, the Lipper Average consisted of 168 and 155 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.

    Additional investment results appear on pages 5-8.


During the six- and 12-month periods ended December 31, 2002, the Portfolio underperformed its benchmark, the LB Government Bond Index, and its peer group, the Lipper Average.

The Portfolio's interest rate exposure was the primary source of underperformance. The Portfolio was positioned to take advantage of our expectation that the economy would continue to grow strongly after the healthy gains in the first quarter of 2002, and that interest rates would continue to rise during the period. However, interest rates fell throughout the second quarter. Later in the period under review, the Portfolio was positioned to more fully participate in a decline in interest rates, and it continues to be positioned as such.

The Portfolio's positions in non-government securities continue to perform well. Agency mortgage backed securities (MBS) and commercial mortgage backed securities (CMBS) are the major overweight positions in the Portfolio. Year-to-date, the LB MBS and CMBS Indices have outperformed the U.S. Treasury Index by 131 and 195 basis points, respectively. These sectors continue to benefit from a reduction in investor appetite for corporate bonds.

Market Overview
The bond markets delivered resoundingly strong returns in 2002 even though the year was far from uneventful. Following a strong rebound in the first quarter, economic growth was undermined in the second quarter by news of massive corporate-accounting fraud and concerns about corporate governance. Aggressive rating-agency downgrades contributed to increased investor risk aversion.

Risk aversion continued to drive the financial markets in the third quarter, with corporate malfeasance, worry over the possibility of an economic double-dip recession and talk of war with Iraq rattling investors and generating a high number of flight-to-quality trades benefiting Treasury prices. As market participants worried about the possibility of an economic double-dip recession, stock prices slumped and corporate bond spreads reached record highs. By October, the lower quality tiers of the bond market were poised for dramatic outperformance.

In the fourth quarter of 2002, the bond market reached an inflection point as risk aversion moderated and spreads narrowed. In a reversal, Treasuries were the weakest sector in the fourth quarter, while corporates posted the strongest absolute returns. Corporate bond investors apparently concluded that improved earnings momentum


--------------------------------------------------------------------------------
2 o Alliance Bond Fund U.S. Government Portfolio and continued balance sheet de-leveraging were positives for the corporate sector.

As measured by the LB Aggregate Bond Index, for the year, the CMBS sector posted the strongest returns at 15.32%, followed by Treasuries at 11.79%. Agency securities followed at 11.01%, investment-grade credit at 10.52%, mortgage pass-through securities at 8.75% and, lastly, asset backed securities (ABS) at 8.55%. On a duration-adjusted basis, mortgage pass-through securities posted the strongest returns, with investment-grade corporates turning in the weakest returns. While Treasuries benefited from a flight to quality, corporates and ABS suffered from investor risk aversion and corporate governance issues.

Demand for mortgages was vigorous throughout the year, supported by banks, money managers and insurance companies. The collapse of large sectors of the corporate bond market early in the period, which was due to weak earnings and corporate governance mistrust, led crossover buyers into mortgages. As a result, mortgages were able to outperform, despite prodigious supply from a record-refinancing wave.

Investment Strategy Review
In order to reduce sensitivity to financial market turmoil, we gradually reduced the Portfolio's overweight CMBS and MBS exposure, and we increased the Portfolio's core U.S. Treasury and agency holdings during the period under review. As mentioned earlier, the MBS and CMBS markets were two of the best performing sectors in the investment grade fixed income universe during the first half of 2002. We do not expect their superior performance to continue, should interest rates continue to decline. Consequently, we reduced the Portfolio's exposure to CMBS through a program of active sales as well as through the maturation of seasoned loan deals. In fact, the Portfolio's exposure to lower-rated investment-grade securities declined during the period as a result of these maturities. We also reduced the Portfolio's exposure to mortgage prepayments. The cash generated from these sales was placed into U.S. Treasury securities and agency debentures.

Economic and Market Outlook
We remain optimistic for 2003, expecting real gross domestic product (GDP) to grow at 4%. Although the risk of a war with Iraq remains a shadow, the outlook for 2003 continues to brighten. Not only has the business sector gone through a major recessionary cleansing of its capital spending, inventory, payroll and borrowing positions, but stimulus is becoming broader and is now benefiting the sectors that need it most, such as manufacturing. Labor market indicators remain mixed, but the downward trend in jobless claims suggests that the jobless rate may be peaking for the cycle.

Critical to our economic outlook is an increase in capital spending. Since its peak in the third quarter of 2000, over-investment has been significantly unwound. Nonresidential capital


--------------------------------------------------------------------------------
                                Alliance Bond Fund U.S. Government Portfolio o 3



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spending, which includes spending on structures, equipment and software, has declined by $170 billion. That decline is equal to 15% of the current level of nonresidential spending--by far the largest and longest correction in business spending since World War II.

Improving economic growth in 2003 and growing budget deficits point to rising U.S. Treasury rates. We expect the U.S. Federal Reserve to stand pat with respect to monetary policy until it is convinced that the recovery has strength and breadth, which is most likely to occur in the second half of

2003. Yields however, are likely to edge higher as signs of stronger economic growth appear.

The capital markets appear to be taking a wait-and-see posture as geopolitical events develop. A narrow trading range should be beneficial for mortgages whose relatively high yields will not be subject to convexity losses. The credit sectors will continue to look to the equity market for cues concerning the outlook of corporate earnings strength.

We appreciate your continuing interest and investment in Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting the Portfolio's progress to you in the future.

Sincerely,

/s/John D. Carifa

John D. Carifa
Chairman and President


/s/ S. Sean Kelleher

S. Sean Kelleher
Vice President


[PHOTO]   John D. Carifa


[PHOTO]   S. Sean Kelleher

S. Sean Kelleher, Portfolio Manager, has over 19 years of investment experience.

--------------------------------------------------------------------------------
4 o Alliance Bond Fund U.S. Government Portfolio


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PERFORMANCE UPDATE


ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92 TO 12/31/02


Alliance Bond Fund U.S. Government Portfolio Class A: $17,406
Lehman Brothers Government Bond Index: $20,722
Lipper General U.S. Government Funds Average: $18,886



                 Alliance Bond Fund U.S.          Lehman Brothers          Lipper General U.S.
              Government Portfolio Class A     Government Bond Index    Government Funds Average
12/31/92               $ 9,579                       $10,000                 $10,000
12/31/93               $10,510                       $11,066                 $10,931
12/31/94               $10,049                       $10,692                 $10,451
12/31/95               $11,713                       $12,653                 $12,323
12/31/96               $11,752                       $13,004                 $12,541
12/31/97               $12,757                       $14,251                 $13,714
12/31/98               $13,854                       $15,655                 $14,876
12/31/99               $13,410                       $15,305                 $14,416
12/31/00               $15,076                       $17,332                 $16,169
12/31/01               $15,939                       $18,585                 $17,168
12/31/02               $17,406                       $20,722                 $18,886


This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate broad-based index and the Lipper General U.S. Government Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury Bond and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average reflects performance of 50 funds (based on the number of funds in the average from 12/31/92 to 12/31/02). These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


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                                Alliance Bond Fund U.S. Government Portfolio o 5


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--------------------------------------------------------------------------------

PERFORMANCE UPDATE


ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31


                 Alliance Bond Fund U.S. Government Portfolio--
                           Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                           Alliance Bond Fund          Lehman Brothers
                        U.S. Government Portfolio   Government Bond Index
--------------------------------------------------------------------------------
      12/31/93                     9.72%                    10.66%
      12/31/94                    -4.38%                    -3.38%
      12/31/95                    16.55%                    18.34%
      12/31/96                     0.34%                     2.77%
      12/31/97                     8.55%                     9.59%
      12/31/98                     8.60%                     9.85%
      12/31/99                    -3.21%                    -2.23%
      12/31/00                    12.43%                    13.24%
      12/31/01                     5.72%                     7.23%
      12/31/02                     9.21%                    11.50%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Bond Fund U.S. Government Portfolio.

--------------------------------------------------------------------------------
6 o Alliance Bond Fund U.S. Government Portfolio


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PORTFOLIO SUMMARY
December 31, 2002 (unaudited)

INCEPTION DATES
Class A Shares
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $1,852


SECURITY TYPE BREAKDOWN
 30.7% Treasury
 29.3% Federal National Mortgage Association
 12.6% Collateralized Mortgage Obligations/Asset-Backed Securities
  5.8% Federal Home Loan Mortgage Corp.
  2.4% Government National Mortgage Association
  0.7% Federal Agricultural Mortgage Corp.
  0.6% Stripped MBS


Short-Term
 17.9% Repurchase Agreement


All data as of December 31, 2002. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


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                                Alliance Bond Fund U.S. Government Portfolio o 7

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             9.21%                     4.55%
                    5 Years             6.41%                     5.48%
                   10 Years             6.15%                     5.70%
                  SEC Yield**           3.83%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             8.44%                     5.44%
                    5 Years             5.65%                     5.65%
                   10 Years(a)          5.69%                     5.69%
                  SEC Yield**           3.29%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year             8.44%                     7.44%
                    5 Years             5.67%                     5.67%
            Since Inception*            5.13%                     5.13%
                  SEC Yield**           3.29%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Since inception: 5/3/93 Class C.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2002.
(a) Assumes conversion of Class B shares into Class A shares after six years.


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8 o Alliance Bond Fund U.S. Government Portfolio

PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-83.2%
U.S. Treasury Bonds-35.5%
   5.25%, 2/15/29...........................    $ 37,000   $    38,675,138
   5.375%, 2/15/31..........................     143,700       156,700,396
   6.125%, 11/15/27.........................      25,000        29,217,775
   7.125%, 2/15/23..........................      25,000        32,201,175
   7.25%, 5/15/16...........................      20,000        25,615,640
   7.50%, 11/15/16..........................      95,000       124,264,465
   8.125%, 5/15/21..........................      24,100        33,880,286
   10.375%, 11/15/09........................      98,700       114,376,422
   11.25%, 2/15/15..........................      20,000        33,313,300
   12.50%, 8/15/14..........................      45,150        69,391,712
                                                           ---------------
                                                               657,636,309
                                                           ---------------
U.S. Treasury Note-1.6%
   3.625%, 1/15/08..........................      27,773        30,481,400
                                                           ---------------

Federal National Mortgage Association-35.4%
   zero coupon, 2/15/08.....................      22,130        18,727,535
   5.00%, 2/25/18...........................     300,000       306,187,500
   5.50%, 9/25/13...........................      50,000        52,125,000
   6.00%, 1/01/14-12/01/17..................      45,334        47,734,840
   7.00%, 9/01/08-1/01/21...................     169,127       180,035,056
   7.50%, 12/01/09-1/25/28..................      15,549        16,718,302
   8.00%, 3/25/07...........................       5,131         5,476,974
   8.50%, 4/01/08...........................       4,785         5,100,536
   9.00%, 8/01/21...........................       1,247         1,373,007
   10.00%, 11/01/13-10/01/14................      17,806        20,001,470
   11.00%, 7/15/16..........................       1,236         1,409,239
                                                           ---------------
                                                               654,889,459
                                                           ---------------
Federal Home Loan Mortgage Corp.-6.9%
   6.00%, 3/15/23...........................      24,574        25,544,907
   6.25%, 1/15/27...........................      14,032        14,321,108
   6.75%, 3/15/31...........................      60,000        72,002,880
   7.00%, 12/01/10..........................       7,199         7,655,841
   8.00%, 9/01/11...........................       2,948         3,116,924
   12.00%, 8/01/15-7/01/20..................       5,289         6,101,463
                                                           ---------------
                                                               128,743,123
                                                           ---------------
Government National Mortgage
  Association-2.9%
Single Family Homes
   7.50%, 12/15/14..........................      29,535        31,910,022
   8.00%, 3/15/12...........................      13,093        14,138,993
   8.15%, 9/15/20...........................       2,313         2,497,810
   9.00%, 12/15/09-12/15/19.................       3,923         4,292,480
                                                           ---------------
                                                                52,839,305
                                                           ---------------


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                                Alliance Bond Fund U.S. Government Portfolio o 9

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Federal Agricultural Mortgage
  Association-0.9%
   6.724%, 7/25/03..........................    $ 15,551   $    16,629,436
                                                           ---------------
Total U.S. Government & Agency Obligations
  (cost $1,478,273,772).....................                 1,541,219,032
                                                           ---------------
Collateralized Mortgage
  Obligations-10.1%
Chase Mortgage Finance Corp.
  Series 1993-3 Cl.B10
  6.891%, 10/30/24..........................         523           520,875
  Series 1993-3 Cl.B8
  6.891%, 10/30/24..........................         614           610,724
  Series 1993-3 Cl.B9
  6.891%, 10/30/24..........................         583           580,478
Citicorp Mortgage Securities, Inc.
  Series 1987-3 Cl.A1
  9.00%, 5/25/17............................       2,957         2,956,755
Comm Series 2000-FL1A Cl.H
  2.70%, 12/16/11(a)........................      11,662        11,662,000
Comm Series 2000-FL1A Cl.J
  2.70%, 12/16/11(a)........................      15,043        15,043,000
Comm Series 2001-J1A Cl.A2
  6.457%, 2/16/34(a)........................      24,948        27,766,376
Comm Series 2001-J1A Cl.C
  6.83%, 2/15/34(a).........................      10,750        11,784,687
CWABS, Inc.
  Series 2003-BC1 Cl.A1
  1.65%, 1/25/32............................      20,000        20,000,000
Merrill Lynch Mortgage Investors, Inc.
  Series 2002-NC1 Cl.A1
  1.70%, 5/25/33............................       7,376         7,350,837
  Series 1995-C3 Cl.D
  7.818%, 12/26/25..........................      20,016        22,211,555
MLCC Mortgage Investors, Inc.
  Series 1999-A Cl.A
  1.80%, 3/15/25............................       9,613         9,598,109
Morgan Stanley Capital I
  Series 1998-CF1 Cl.A1
  6.33%, 7/15/32............................      10,949        11,583,276
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X
  2.041%, 12/21/26..........................     113,088         4,964,576
Prudential Home Mortgage Securities Co.
  Series 1994-1 Cl. A11
  6.00%, 2/25/09............................      28,030        28,669,364
SACO I, Inc.
  Series 1997-2 Cl.X
  1.471%, 8/25/36(a)........................      36,789         1,040,382


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10 o Alliance Bond Fund U.S. Government Portfolio

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Teachers Insurance & Annuity Association
  Series 2001-Cl Cl.A2
  6.30%, 6/19/21(a).........................     $ 9,084 $     9,951,504
                                                         ---------------
Total Collateralized Mortgage Obligations
  (cost $187,212,874).......................                 186,294,498
                                                         ---------------
ASSET BACKED SECURITIES-3.3%
Ameriquest Mortgage Securities, Inc.
  Series 2002-3 Cl.AV2
  1.72%, 9/25/32............................       7,210       7,173,975
LB-UBS Commercial Mortgage Trust
  Series 2001-WM Cl.A2
  6.53%, 7/14/16(a).........................      20,000      22,490,000
Option One Mortgage Securities Corp.
  Series 1999-B Cl.CTFS
  9.66%, 6/26/29(a).........................         200         195,968
PNC Mortgage Acceptance Corp.
  Series 2001-C1 Cl.A2
  6.36%, 3/12/34............................      18,152      20,460,935
Residential Asset Securities Corp.
  Series 2002-KS8 Cl.A3
  3.69%, 4/25/27............................      10,000      10,104,700
                                                         ---------------
Total Asset Backed Securities
  (cost $55,790,351)........................                  60,425,578
                                                         ---------------
Commercial Mortgage Backed
  Securities-1.9%
Asset Securitization Corp.
  Series 1997-MD7 Cl.A1B
  7.41%, 1/13/30............................      16,847      18,888,857
Banc of America Commercial Mortgage, Inc.
  Series 2002-2, Class XP
  1.803%, 7/11/43(a)........................      90,000       8,712,000
Credit Suisse First Boston Mortgage
  Series 2000 Cl.AX
  zero coupon, 4/14/62(a)...................     185,828       6,262,409
  Series 2001-CK3 Cl.AX
  1.281%, 6/15/34(a)........................      38,501       2,363,975
                                                         ---------------
Total Commercial Mortgage Backed Securities
  (cost $33,502,527)..........................                36,227,241
                                                         ---------------
STRIPPED MORTGAGE BACKED
  SECURITIES-0.8%
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1 Cl.AEC
  zero coupon, 11/01/31(a)
  (cost $13,848,568)..........................   347,626      14,217,923
                                                         ---------------

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                               Alliance Bond Fund U.S. Government Portfolio o 11

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-21.6%
Federal National Mortgage Association-0.0%
   zero coupon, 2/26/03(b)(c)...............       $ 750   $       748,530
                                                           ---------------
Repurchase Agreement-21.6%
State Street Bank and Trust Co.
  1.17%, dated 12/31/02, due1/02/03
  in the amount of $399,509,966
  (cost $399,484,000; collateralized by
  $355,655,000 FHLBs, FNMA and
  U.S.Treasury Bonds, 1.50% to
  7.875%, due 12/12/03 to 2/15/21,
  value $407,484,514)
  (amortized cost $399,484,000).............     399,484       399,484,000
                                                           ---------------
Total Short-Term Investments
  (amortized cost $400,232,530).............                   400,232,530
                                                           ---------------
Total Investments-120.9%
  (cost $2,168,860,622).....................                 2,238,616,802
Other assets less liabilities(d)--(20.9%)...                  (386,570,696)
                                                           ---------------
Net Assets-100%.............................               $ 1,852,046,106
                                                           ---------------


FINANCIAL FUTURES CONTRACT SOLD

                                                   Value at
            Number of  Expiration    Original    December 31,  Unrealized
   Type     Contracts     Month        Value         2002     Depreciation
--------- ----------  ----------- ------------  ------------- ------------
Swap 10 Yr
Future        390      March 2003  $43,134,339  $44,070,000   $ (935,661)

(a) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $131,490,224 representing 7.1% of net assets.

(b) Securities with an aggregate market value of $748,530 have been segregated to collateralize initial margin requirements for the open futures contracts sold.

(c) Represents entire or partial position segregated as collateral for initial margin requirement on open futures contract.

(d) Includes cash collateral of $640,058,750 received for securities on loan (see Note E). As of December 31, 2002, the lending agent invested the cash collateral in a short-term investment as follows:


                           Current                                  Percent of
                            Yield      Shares      U.S. $ Value     Net Assets
                          ---------   --------    --------------  --------------
    UBS Private Money
      Market Fund, LLC     1.46%    640,058,750    $640,058,750       34.6%


    Glossary:
    FHLB - Federal Home Loan Bank
    FNMA - Federal National Mortgage Association
    See notes to financial statements.


--------------------------------------------------------------------------------
12 o Alliance Bond Fund U.S. Government Portfolio

STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)

Assets
Investments in securities, at value
  (cost $1,769,376,622) .............................      $ 1,839,132,802(a)
Repurchase agreement at value (cost $399,484,000)....          399,484,000
Cash ................................................               12,839
Collateral held for securities loaned................          640,058,750
Receivable for investment securities sold............          511,106,076
Interest receivable..................................           17,092,098
Receivable for capital stock sold....................              898,987
Variation margin receivable for future contracts.....              146,250
                                                           ---------------
Total assets.........................................        3,407,931,802
                                                           ---------------
Liabilities
Payable for investment securities purchased..........          908,624,688
Payable for collateral received on securities loaned.          640,058,750
Advisory fee payable.................................            2,400,816
Dividends payable....................................            2,291,494
Payable for capital stock redeemed...................            1,197,668
Distribution fee payable.............................              880,073
Accrued expenses.....................................              432,207
                                                           ---------------
Total liabilities....................................        1,555,885,696
                                                           ---------------
Net Assets...........................................      $ 1,852,046,106
                                                           ---------------
Composition of Net Assets
Capital stock, at par................................      $       248,471
Additional paid-in capital...........................        2,095,269,039
Distributions in excess of net investment income.....          (18,628,178)
Accumulated net realized loss on investment
  transactions.......................................         (293,661,815)
Net unrealized appreciation of investments...........           68,818,589
                                                           ---------------
                                                           $ 1,852,046,106
                                                           ---------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($905,798,646 / 121,559,529 shares of capital stock
  issued and outstanding)............................                   $7.45
Sales charge--4.25% of public offering price.........                     .33
                                                                        -----
Maximum offering price...............................                   $7.78
                                                                        -----
Class B Shares
Net asset value and offering price per share
  ($536,621,566 / 72,020,802 shares of capital stock
  issued and outstanding)..............................                 $7.45
                                                                        -----
Class C Shares
Net asset value and offering price per share
  ($236,511,308 / 31,701,020 shares of capital stock
  issued and outstanding)............................                   $7.46
                                                                        -----
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($173,114,586 / 23,190,122 shares of capital stock
  issued and outstanding)............................                   $7.47
                                                                        -----


(a) Includes securities on loan with a value of $615,687,201 (see Note E). See notes to financial statements.


--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 13

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2002 (unaudited)

Investment Income
Interest................................                   $    46,957,072
Expenses
Advisory fee............................ $     4,886,215
Distribution fee--Class A...............       1,379,182
Distribution fee--Class B...............       2,604,894
Distribution fee--Class C...............       1,192,252
Transfer agency.........................       1,521,754
Custodian...............................         213,708
Printing................................         182,022
Audit and legal.........................          74,678
Administrative..........................          62,000
Registration fees.......................          25,515
Directors' fees.........................           8,382
Miscellaneous...........................          28,300
                                         ---------------
Total expenses before interest..........      12,178,902
Interest expense........................          59,436
                                         ---------------
Total expenses..........................                        12,238,338
                                                           ---------------
Net investment income...................                        34,718,734
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions..............                         17,631,602
  Written options transactions.........                            954,531
  Futures..............................                         (4,436,659)
  Swap contracts.......................                         (7,714,477)
Net change in unrealized
  appreciation/depreciation of:
  Investments..........................                         56,554,530
  Futures..............................                          1,662,431
  Swap contracts.......................                          1,239,412
                                                           ---------------
Net gain on investment transactions.....                        65,891,370
                                                           ---------------
Net Increase in Net Assets
  from Operations.......................                   $   100,610,104
                                                           ===============


See notes to financial statements.


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14 o Alliance Bond Fund U.S. Government Portfolio

STATEMENT OF CHANGES
IN NET ASSETS



                                            Six Months
                                               Ended
                                           December 31,
                                               2002          Year Ended
                                            (unaudited)    June 30, 2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income................... $    34,718,734   $    76,503,030
Net realized gain (loss) on investment
  transactions..........................       6,434,997            (2,033)
Net change in unrealized
  appreciation/depreciation of
  investments...........................      59,456,373        20,025,936
                                         ---------------   ---------------
Net increase in net assets
  from operations.......................     100,610,104        96,526,933
Dividends and Distributions to
Shareholders from
Net investment income
   Class A..............................     (22,124,508)      (45,917,533)
   Class B..............................     (10,749,825)      (16,272,061)
   Class C..............................      (4,920,188)       (8,987,433)
   Advisor Class........................      (4,255,441)       (5,326,003)
Distributions in excess of
net investment income
   Class A..............................              -0-       (3,697,433)
   Class B..............................              -0-       (1,310,281)
   Class C..............................              -0-         (722,436)
   Advisor Class........................              -0-         (428,868)
Tax return of capital
   Class A..............................              -0-       (3,106,367)
   Class B..............................              -0-       (1,100,822)
   Class C..............................              -0-         (606,948)
   Advisor Class........................              -0-         (360,309)
Capital Stock Transactions
Net increase............................     147,662,086       279,883,858
                                         ---------------   ---------------
Total increase..........................     206,222,228       288,574,297
Net Assets
Beginning of period.....................   1,645,823,878     1,357,249,581
                                         ---------------   ---------------
End of period........................... $ 1,852,046,106   $ 1,645,823,878
                                         ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 15

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B , Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures


--------------------------------------------------------------------------------
16 o Alliance Bond Fund U.S. Government Portfolio approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses
All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements
It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 17

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of ..15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $62,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 2002.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,188,909 for the six months ended December 31, 2002.

For the six months ended December 31, 2002, the Portfolio's expenses were reduced by $6,967 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $27,512 from the sales of Class A shares and $40,361, $563,788 and $37,136 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2002.

NOTE C
Distribution Services Agreement
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $8,233,348, and $5,903,908 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as


--------------------------------------------------------------------------------
18 o Alliance Bond Fund U.S. Government Portfolio long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $118,954,385 and $82,326,583, respectively, for the six months ended December 31, 2002. There were purchases of $8,086,929,688 and sales of $8,101,003,608 of U.S. government and government agency obligations for the six months ended December 31, 2002.

At December 31, 2002, the cost of investments for federal income tax purposes was $2,168,860,622. Accordingly, gross unrealized appreciation of investments was $79,477,634 and gross unrealized depreciation of investments was $9,721,454 resulting in net unrealized appreciation of $69,756,180.

1. Financial Futures Contracts
The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Interest Rate Swap Agreements
The Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or


--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 19
the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains/losses on investment transactions. At December 31, 2002, the Portfolio had no outstanding interest rate swap contracts.

3. Options Transactions
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or


--------------------------------------------------------------------------------
20 o Alliance Bond Fund U.S. Government Portfolio sold by the Portfolio at a disadvantageous price.

Transactions in options written for the six months ended December 31, 2002 were as follows:

                                            Number of
                                             Contracts        Premiums
                                         ---------------   ---------------
Options outstanding at beginning of
  the period............................              -0-  $            -0-
Options written.........................           1,100         1,071,609
Options terminated in closing purchase
  transactions..........................          (1,100)       (1,071,609)
Options expired.........................              -0-               -0-
                                         ---------------   ---------------
Options outstanding at
  December 31, 2002.....................              -0-  $            -0-
                                         ---------------   ---------------



NOTE E
Securities Lending
The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $615,687,201 and received cash collateral of $640,058,750 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $570,223 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C



--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 21
and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:






               =============================  ===============================
                            Shares                        Amount
               =============================  ===============================
               Six Months Ended               Six Months Ended
                   December 31,   Year Ended      December 31,   Year Ended
                           2002     June 30,              2002     June 30,
                    (unaudited)         2002       (unaudited)         2002
               --------------------------------------------------------------
Class A
Shares sold         77,346,470    147,432,112  $ 569,653,672   $1,062,360,414
-----------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends          1,771,203      4,167,873     13,105,176       30,124,250
-----------------------------------------------------------------------------
Shares converted
  from Class B       1,116,738      3,136,090      9,680,297       24,883,707
-----------------------------------------------------------------------------
Shares redeemed    (78,820,931)  (158,502,944)  (582,751,472)  (1,143,883,509)
-----------------------------------------------------------------------------
Net increase
  (decrease)         1,413,480     (3,766,869) $   9,687,673    $ (26,515,138)
=============================================================================

Class B
Shares sold         30,359,171     39,137,935  $ 223,866,115    $ 285,085,120
-----------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            887,781      1,616,781      6,571,943       11,691,662
-----------------------------------------------------------------------------
Shares converted
  to Class A        (1,306,195)    (3,546,194)    (9,680,297)     (24,883,707)
-----------------------------------------------------------------------------
Shares redeemed    (13,444,928)   (20,377,516)   (99,385,784)    (148,144,475)
-----------------------------------------------------------------------------
Net increase        16,495,829     16,831,006  $ 121,371,977    $ 123,748,600
=============================================================================

Class C
Shares sold         13,630,069     19,154,718  $ 100,726,641    $ 139,438,986
-----------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            396,376        910,419      2,937,408        6,592,467
-----------------------------------------------------------------------------
Shares redeemed    (10,322,673)   (15,734,751)   (76,464,223)    (113,989,182)
Net increase         3,703,772      4,330,386  $  27,199,826    $  32,042,271
=============================================================================

Advisor Class
Shares sold          2,822,002     20,316,829  $  21,041,789    $ 146,617,899
-----------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            578,263        818,898      4,281,241        5,898,085
-----------------------------------------------------------------------------
Shares redeemed     (4,884,074)      (264,735)   (35,920,420)      (1,907,859)
-----------------------------------------------------------------------------
Net increase
  (decrease)        (1,483,809)    20,870,992  $ (10,597,390)   $ 150,608,125
=============================================================================


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22 o Alliance Bond Fund U.S. Government Portfolio

NOTE G
Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended December 31, 2002, the average amount of reverse repurchase agreements outstanding was $1,230,819 and the daily weighted average interest rate was 1.77%.

At December 31, 2002, the Portfolio had no outstanding reverse repurchase agreements.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2002.


--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 23

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                 =============================================================
                                                            Class A
                                 =============================================================
                                   Six Months
                                        Ended
                                 December 31,
                                         2002              Year Ended June 30,
                                             -------------------------------------------------
                                  (unaudited)   2002(a)    2001      2000      1999     1998
                                 -------------------------------------------------------------
Net asset value,
  beginning of period..........     $   7.21  $   7.14  $   6.99  $   7.19  $   7.57  $   7.41
                                 -------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......          .15       .37       .47       .50       .52       .54
Net realized and unrealized
  gain (loss) on investment
  transactions.................          .27       .13       .17      (.20)     (.37)      .18
                                 -------------------------------------------------------------
Net increase in net asset
  value from operations........          .42       .50       .64       .30       .15       .72
                                 -------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income.......................         (.18)     (.37)     (.47)     (.49)     (.52)     (.54)
Distributions in excess of
  net investment income........           -0-     (.03)     (.01)       -0-     (.01)       -0-
Tax return of capital..........           -0-     (.03)     (.01)     (.01)       -0-     (.02)
                                 -------------------------------------------------------------
Total dividends and
  distributions                         (.18)     (.43)     (.49)     (.50)     (.53)     (.56)
                                 -------------------------------------------------------------
Net asset value, end of
  period ......................     $   7.45  $   7.21  $   7.14  $   6.99  $   7.19  $   7.57
                                 =============================================================
Total Return
Total investment return based
  on net asset value(c)........         5.86%     7.11%     9.30%     4.41%     1.83%    10.02%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............     $905,799  $865,739  $884,574  $430,895  $426,167  $352,749
Ratio to average net assets of:
  Expenses.....................         1.05%(d)  1.23%     2.11%     2.14%     1.17%     1.06%
  Expenses, excluding interest
    expense....................         1.05%(d)  1.09%     1.13%     1.12%     1.08%     1.06%
Net investment income..........         4.00%(d)  5.15%     6.57%     7.13%     6.86%     7.08%
Portfolio turnover rate........          471%     1009%      712%      398%      320%      153%


See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o Alliance Bond Fund U.S. Government Portfolio

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                 ==========================================================
                                                        Class B
                                 ==========================================================
                                   Six Months
                                        Ended
                                 December 31,
                                        2002               Year Ended June 30,
                                             ----------------------------------------------
                                 (unaudited)   2002(a)    2001    2000      1999    1998
                                 ----------------------------------------------------------
Net asset value,
  beginning of period..........  $   7.21  $   7.14  $   7.00  $   7.20  $   7.57  $   7.41
                                 ----------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......       .13       .32       .42       .44       .46       .48
Net realized and unrealized
  gain (loss) on investment
  transactions.................       .26       .13       .16      (.19)     (.36)      .18
                                 ----------------------------------------------------------
Net increase in net asset
  value from operations........       .39       .45       .58       .25       .10       .66
                                 ----------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income.......................      (.15)     (.32)     (.42)     (.44)     (.46)     (.48)
Distributions in excess of
  net investment income........        -0-     (.03)     (.01)       -0-     (.01)       -0-
Tax return of capital..........        -0-     (.03)     (.01)     (.01)       -0-     (.02)
                                 ----------------------------------------------------------
Total dividends and
  distributions ...............      (.15)     (.38)     (.44)     (.45)     (.47)     (.50)
                                 ----------------------------------------------------------
Net asset value, end of
  period ......................   $  7.45   $  7.21   $  7.14   $  7.00   $  7.20  $   7.57
                                 ==========================================================
Total Return
Total investment return based
  on net asset value(c)........      5.50%     6.36%     8.39%     3.64%     1.22%     9.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............  $536,622  $400,221  $276,308  $200,283  $338,310  $390,253
Ratio to average net assets of:
  Expenses.....................      1.78%(d)  1.93%     2.90%     2.80%     1.87%     1.76%
  Expenses, excluding
    interest expense...........      1.78%(d)  1.80%     1.83%     1.83%     1.79%     1.76%
Net investment income..........      3.34%(d)  4.41%     5.95%     6.28%     6.13%     6.37%
Portfolio turnover rate........       471%     1009%      712%      398%      320%      153%


See footnote summary on page 27.


--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 25

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                 ==========================================================
                                                        Class C
                                 ==========================================================
                                   Six Months
                                        Ended
                                 December 31,
                                        2002               Year Ended June 30,
                                             ----------------------------------------------
                                 (unaudited)   2002(a)    2001    2000      1999    1998
                                 ----------------------------------------------------------
Net asset value,
  beginning of period..........  $   7.22  $   7.15  $   7.00  $   7.20  $   7.57  $   7.41
                                 ----------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......       .13       .32       .43       .45       .46       .48
Net realized and unrealized
  gain (loss) on investment
  transactions................        .26       .13       .16      (.20)     (.36)      .18
                                 ----------------------------------------------------------
Net increase in net asset
  value from operations........       .39       .45       .59       .25       .10       .66
                                 ----------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income.......................      (.15)     (.32)     (.43)     (.44)     (.46)     (.48)
Distributions in excess of
  net investment income........        -0-     (.03)     (.01)       -0-     (.01)       -0-
Tax return of capital..........        -0-     (.03)       -0-     (.01)       -0-     (.02)
                                 ----------------------------------------------------------
Total dividends and
  distributions ...............      (.15)     (.38)     (.44)     (.45)     (.47)     (.50)
                                 ----------------------------------------------------------
Net asset value, end of
  period ......................  $   7.46   $  7.22   $  7.15   $  7.00   $  7.20  $   7.57
                                 ==========================================================
Total Return
Total investment return based
  on net asset value(c)........      5.49%     6.35%     8.54%     3.64%     1.22%     9.21%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............  $236,511  $202,030  $169,213  $112,808  $144,145  $114,392
Ratio to average net assets of:
  Expenses.....................      1.77%(d)  1.93%     2.89%     2.82%     1.87%     1.76%
  Expenses, excluding
    interest expense...........      1.77%(d)  1.79%     1.83%     1.83%     1.78%     1.76%
Net investment income..........      3.35%(d)  4.42%     5.94%     6.35%     6.13%     6.38%
Portfolio turnover rate........       471%     1009%      712%      398%      320%      153%


See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o Alliance Bond Fund U.S. Government Portfolio

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              Six Months
                                                   Ended         Year    October 6,
                                             December 31,       Ended    2000(e) to
                                                    2002     June 30,      June 30,
                                              (unaudited)     2002(a)          2001
                                              -------------------------------------
Net asset value, beginning of period.......     $  7.21      $  7.14       $  7.05
                                              -------------------------------------
Income From Investment Operations
Net investment income(b)...................         .16          .39           .34
Net realized and unrealized gain on
 investment transactions...................         .29          .13            .12
Net increase in net asset value
  from operations                                   .45          .52           .46
Less: Dividends and Distributions
Dividends from net investment income......         (.19)        (.39)         (.34)
Distributions in excess of net
  investment income                                  -0-        (.03)         (.02)
Tax return of capital.....................           -0-        (.03)         (.01)
Total dividends and distributions.........         (.19)        (.45)         (.37)
Net asset value, end of period............      $  7.47      $  7.21       $  7.14
Total Return
Total investment return based
  on net asset value(c) ..................         6.30%        7.41%         6.65%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted). .......................     $173,115     $177,834       $27,154
Ratio to average net assets of:
  Expenses................................          .76%(d)      .89%         1.38%(d)
  Expenses, excluding interest expense....          .76%(d)      .81%          .81%(d)
Net investment income.....................         4.36%(d)     5.41%         6.74%(d)
Portfolio turnover rate...................          471%        1009%          712%


(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.

(e) Commencement of distribution.

--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 27

GLOSSARY OF INVESTMENT TERMS



agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association (also called U.S. Government Agency Securities). However, not all agency securities are guaranteed by the U.S. Government.

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

mortgage-related security
A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages. As the underlying homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed rates or adjustable rates.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation
The process of determining the value of an asset or company.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
28 o Alliance Bond Fund U.S. Government Portfolio

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.

                               Alliance Bond Fund U.S. Government Portfolio o 29
--------------------------------------------------------------------------------

Alliance Capital At Your Service


At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o The Alliance Advance A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
30 o Alliance Bond Fund U.S. Government Portfolio

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1) Member of the Audit Committee.

--------------------------------------------------------------------------------
                               Alliance Bond Fund U.S. Government Portfolio o 31

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.


To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance
   Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund changed its name to Alliance
    Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
32 o Alliance Bond Fund U.S. Government Portfolio

Alliance Bond Fund U.S. Government Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGSR1202